EXHIBIT 10.2

SECOND AMENDMENT
TO
AGREEMENT OF LIMITED PARTNERSHIP
OF
EPE UNIT II, L.P.
Dated as of
July 1, 2008

This Second Amendment (this “Amendment”) to the Agreement of Limited Partnership dated as of December 5, 2006 (as previously amended, the “Partnership Agreement”) of EPE Unit II, L.P., a Delaware limited partnership (the “Partnership”), is made and entered into effective as of July 1, 2008, pursuant to the terms of the Partnership Agreement and in accordance with Section 12.05 thereof.

 Section 1. AMENDMENTS.

(a) Section 1.01. Section 1.01 is hereby amended to amend and restate the following definitions:

“Class A Preference Return Rate” means (i) from December 5, 2006 until June 30, 2008, 6-1/4% per annum, and (ii) from July 1, 2008 and thereafter, a floating preference rate to be determined by the General Partner, in its sole discretion, not less than annually on or prior to the date on which any annual tax allocations are required to be determined in accordance with the Partnership Agreement, that will be no less than 4.5% and no greater than 5.725% per annum, in each case divided by 365 or 366 days, as the case may be during such calendar year.

(b) Section 11.01. Paragraph (b) of Section 11.01 is hereby amended and restated as follows:

 (b) unless otherwise agreed to by the General Partner, the Class A Limited Partner and a Required Interest,  February 10, 2014;

Section 2. RATIFICATION OF PARTNERSHIP AGREEMENT. Except as expressly modified and amended herein, all of the terms and conditions of the Partnership Agreement shall remain in full force and effect.

Section 3. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICTS-OF-LAW RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR CONSTRUCTION OF THIS AGREEMENT TO THE LAWS OF ANOTHER JURISDICTION.

[Signature Page Follows]

IN WITNESS WHEREOF, the General Partner has executed this Agreement as of the date first set forth above.

GENERAL PARTNER:	EPCO, INC.
	By:	/s/ W. Randall Fowler
W. Randall Fowler
President and Chief Executive Officer

CLASS A LIMITED PARTNER:	DUNCAN FAMILY INTERESTS, INC.
	By:	/s/ Michael G. Morgan
Michael G. Morgan
President

CLASS B LIMITED PARTNER:
Representing the Class B Limited Partner of the Partnership, pursuant to a Power of Attorney executed in favor of, and granted and delivered to the General Partner

By:   EPCO, INC.
(As attorney-in-fact for the Class B Limited
Partner pursuant to powers of attorney)

By:         /s/ W. Randall Fowler
         W. Randall Fowler
         President and Chief Executive Officer

Second Amendment to Agreement of Limited Partnership of EPE Unit II, L.P.